JMB INCOME PROPERTIES, LTD. - XI
                                EXHIBIT 10-D




TO:  TITLE INSURANCE AND TRUST COMPANY

                        REQUEST FOR FULL RECONVEYANCE



                                                DATE:  OCTOBER 31, 1995

     The undersigned owns and holds ONE (1) NOTE for the sum of FIVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($5,500,000.00), and all other indebtedness secured by a DEED OF TRUST WITH ASSIGNMENT OF RENTS, dated NOVEMBER 22, 1968, made by PARK CENTER PLAZA, A CO-PARTNERSHIP, TRUSTOR, RECORDED DECEMBER 3, 1968, as INSTRUMENT NO. 3529766 in BOOK 8354, PAGE 98, OFFICIAL RECORDS of SANTA CLARA COUNTY, CALIFORNIA, which DEED OF TRUST was MODIFIED by that certain SUPPLEMENTAL & MODIFICATION OF DEED OF TRUST, dated SEPTEMBER 29, 1970, recorded SEPTEMBER 30, 1970, as FILE NO. 3880810, in BOOK 9071, PAGE 741, OFFICIAL RECORDS of SANTA CLARA COUNTY, CALIFORNIA, and assigned by that certain CORPORATION ASSIGNMENT OF DEED OF TRUST dated SEPTEMBER 29, 1970, made by WELLS FARGO BANK, NATIONAL ASSOCIATION, BENEFICIARY, recorded SEPTEMBER 30, 1970, FILE NO. 3880811 in BOOK 9071, PAGE 746, OFFICIAL RECORDS of SANTA CLARA COUNTY, CALIFORNIA and as further MODIFIED by that certain SUPPLEMENTAL DEED OF TRUST dated NOVEMBER 20, 1970, made by PARK CENTER PLAZA, A LIMITED PARTNERSHIP, TRUSTOR, recorded JANUARY 12, 1971 as INSTRUMENT NO. 3936349 in BOOK 9184, PAGE 13, OFFICIAL RECORDS of SANTA CLARA COUNTY, CALIFORNIA.

     You are notified that all indebtedness secured by said DEEDS OF TRUST has been fully paid; and you are directed upon surrender to you for cancellation of said DEEDS OF TRUST and NOTE or NOTES, and upon payment to you of any sums owing to you under the terms of said DEEDS OF TRUST, to reconvey without warranty to "the person or persons legally entitled thereto" the estate now held by you and acquired through said DEEDS OF TRUST.



                              Connecticut General Life Insurance Company
                              By:   CIGNA Investments, Inc.

                                    FRANK SATALINE
                                    Frank Sataline, Vice President

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TO:  LAWYERS TITLE INSURANCE CORPORATION

                        REQUEST FOR FULL RECONVEYANCE



                                                DATE:  OCTOBER 31, 1995

     The undersigned owns and holds ONE (1) PROMISSORY NOTE for the sum of ONE MILLION ONE HUNDRED THOUSAND DOLLARS ($1,100,000.00), and all other indebtedness secured by a DEED OF TRUST AND ASSIGNMENT OF RENTS, dated NOVEMBER 16, 1978 made by PARK CENTER PLAZA, A CALIFORNIA GENERAL PARTNERSHIP, TRUSTOR, recorded NOVEMBER 16, 1978, as FILE NO. 6202486 in BOOK E 100, PAGE 169, OFFICIAL RECORDS of SANTA CLARA COUNTY, CALIFORNIA.

     You are notified that all indebtedness secured by said DEED OF TRUST has been fully paid; and you are directed upon surrender to you for cancellation of said DEED OF TRUST and NOTE or NOTES, and upon payment to you of any sums owing to you under the terms of said DEED OF TRUST, to reconvey without warranty to "the person or persons legally entitled thereto" the estate now held by you and acquired through said DEED OF TRUST.



                              Connecticut General Life Insurance Company
                              By:   CIGNA Investments, Inc.

                                    FRANK SATALINE
                                    Frank Sataline, Vice President